Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company’s effective tax rate from continuing operations for the three-month period ended March 31, 2017 was 17.3% as compared to 25.2% for the three-month period ended April 1, 2016.
The Company’s effective tax rate for 2017 and 2016 differs from the U.S. federal statutory rate of 35.0% due principally to the Company’s earnings outside the United States that are indefinitely reinvested and taxed at rates lower than the U.S. federal statutory rate. The excess tax benefits from stock-based compensation and the release of reserves upon the expiration of statutes of limitations, partially offset by recording valuation allowances on certain foreign operating losses decreased the reported tax rate for the three-month period ended March 31, 2017 by 3.2%. The gain on the sale of marketable equity securities during the first quarter of 2016 resulted in a 4.9% increase in the reported tax rate on a year-over-year basis for the three-month period ended April 1, 2016.
Tax authorities in Denmark have raised significant issues related to interest accrued by certain of the Company’s subsidiaries. On December 10, 2013, the Company received assessments from the Danish tax authority (“SKAT”) totaling approximately DKK 1.4 billion including interest through March 31, 2017 (approximately $203 million based on the exchange rate as of March 31, 2017), imposing withholding tax relating to interest accrued in Denmark on borrowings from certain of the Company’s subsidiaries for the years 2004-2009. The Company is currently in discussions with SKAT and anticipates receiving an assessment for years 2010-2012 totaling approximately DKK 833 million including interest through March 31, 2017 (approximately $120 million based on the exchange rate as of March 31, 2017). Management believes the positions the Company has taken in Denmark are in accordance with the relevant tax laws and intends to vigorously defend its positions. The Company appealed these assessments with the National Tax Tribunal in 2014 and intends on pursuing this matter through the European Court of Justice should this appeal be unsuccessful. The ultimate resolution of this matter is uncertain, could take many years, and could result in a material adverse impact to the Company’s financial statements, including its effective tax rate.

INCOME TAXES
Earnings from continuing operations before income taxes for the years ended December 31 were as follows ($ in millions):

	2016	2015	2014
United States	$647.7	$505.5	$455.7
International	1,963.6	1,533.9	1,630.5
Total	$2,611.3	$2,039.4	$2,086.2

The provision for income taxes from continuing operations for the years ended December 31 were as follows ($ in millions):

	2016	2015	2014
Current:
Federal U.S.	$237.2	$213.4	$23.6
Non-U.S.	542.9	273.0	241.2
State and local	61.7	(9.5)	(19.2)
Deferred:
Federal U.S.	(237.5)	(83.8)	206.9
Non-U.S.	(104.2)	(121.5)	(43.9)
State and local	(42.2)	21.1	38.9
Income tax provision	$457.9	$292.7	$447.5

During 2015 the Company adopted ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”) on a prospective basis; therefore, all deferred tax assets and liabilities have been classified as noncurrent in the accompanying Consolidated Balance Sheets. Noncurrent deferred tax assets and noncurrent deferred tax liabilities are included in other assets and other long-term liabilities, respectively, in the accompanying Consolidated Balance Sheets. Net deferred income tax liabilities for discontinued operations for the year ended December 31, 2015 was $87 million and is reflected in current assets, discontinued operations and other long-term liabilities, discontinued operations in the accompanying Consolidated Balance Sheet. Deferred income tax assets and liabilities as of December 31 were as follows ($ in millions):

	2016	2015
Deferred tax assets:
Allowance for doubtful accounts	$22.4	$27.7
Inventories	102.8	107.1
Pension and postretirement benefits	392.4	415.7
Environmental and regulatory compliance	29.9	31.7
Other accruals and prepayments	211.1	405.2
Stock-based compensation expense	89.3	128.8
Tax credit and loss carryforwards	1,095.9	1,075.4
Valuation allowances	(306.5)	(215.0)
Total deferred tax asset	1,637.3	1,976.6
Deferred tax liabilities:
Property, plant and equipment	(41.4)	(194.1)
Insurance, including self-insurance	(786.4)	(1,107.3)
Basis difference in LYONs	(13.1)	(9.1)
Goodwill and other intangibles	(3,645.3)	(3,704.8)
Unrealized gains on marketable securities	(2.9)	(68.0)
Total deferred tax liability	(4,489.1)	(5,083.3)
Net deferred tax liability	$(2,851.8)	$(3,106.7)

The Company evaluates the future realizability of tax credits and loss carryforwards considering the anticipated future earnings of the Company’s subsidiaries as well as tax planning strategies in the associated jurisdictions. Deferred taxes associated with U.S. entities consist of net deferred tax liabilities of approximately $2.5 billion and $2.7 billion as of December 31, 2016 and 2015, respectively. Deferred taxes associated with non-U.S. entities consist of net deferred tax liabilities of $374 million and $367 million as of December 31, 2016 and 2015, respectively. During 2016, the Company’s valuation allowance increased by $92 million, $21 million due to acquisitions and the remainder due to certain tax benefits triggered in 2016 that are not expected to be realized.
The effective income tax rate from continuing operations for the years ended December 31 varies from the U.S. statutory federal income tax rate as follows:

	Percentage of Pretax Earnings
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
State income taxes (net of federal income tax benefit)	0.6%	0.7%	0.5%
Foreign income taxed at lower rate than U.S. statutory rate	(10.2)%	(17.1)%	(18.4)%
Resolution and expiration of statutes of limitation of uncertain tax positions	(3.1)%	(0.7)%	2.9%
Permanent foreign exchange losses	(8.2)%	(4.6)%	—%
Research credits, uncertain tax positions and other	3.4%	1.1%	1.5%
Effective income tax rate	17.5%	14.4%	21.5%

The Company’s effective tax rate for each of 2016, 2015 and 2014 differs from the U.S. federal statutory rate of 35.0% due principally to the Company’s earnings outside the United States that are indefinitely reinvested and taxed at rates lower than the U.S. federal statutory rate.

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The effective tax rate of 17.5% in 2016 includes 350 basis points of net tax benefits from permanent foreign exchange losses and the release of reserves upon the expiration of statutes of limitation and audit settlements, partially offset by income tax expense related to repatriation of earnings and legal entity realignments associated with the Separation and changes in estimates associated with prior period uncertain tax positions.

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The effective tax rate of 14.4% in 2015 includes 290 basis points of net tax benefits from permanent foreign exchange losses, releases of valuation allowances related to foreign operating losses and the release of reserves upon the expiration of statutes of limitation, partially offset by changes in estimates associated with prior period uncertain tax positions.

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The effective tax rate of 21.5% in 2014 includes 250 basis points of tax expense for audit settlements in various jurisdictions, partially offset by the release of valuation allowances and the release of reserves upon the expiration of statutes of limitation.

The Company made income tax payments related to both continuing and discontinued operations of $767 million, $584 million and $569 million in 2016, 2015 and 2014, respectively. Current income taxes payable related to both continuing and discontinued operations has been reduced by $99 million, $147 million, and $82 million in 2016, 2015 and 2014, respectively, for tax deductions attributable to stock-based compensation, of which, the excess tax benefit over the amount recorded for financial reporting purposes for both continuing and discontinued operations was $50 million, $88 million and $50 million, respectively. The excess tax benefits realized have been recorded as increases to additional paid-in capital and are reflected as a financing cash inflow in the accompanying Consolidated Statements of Cash Flows.
Included in deferred income taxes related to continuing operations as of December 31, 2016 are tax benefits for U.S. and non-U.S. net operating loss carryforwards totaling $757 million ($240 million of which the Company does not expect to realize and have corresponding valuation allowances). Certain of the losses can be carried forward indefinitely and others can be carried forward to various dates from 2017 through 2036. In addition, the Company had general business and foreign tax credit carryforwards related to continuing operations of $339 million ($24 million of which the Company does not expect to realize and have corresponding valuation allowances) as of December 31, 2016, which can be carried forward to various dates from 2017 to 2025. In addition, as of December 31, 2016, the Company had $42 million of valuation allowances related to other deferred tax asset balances that are not more likely than not of being realized.
As of December 31, 2016, gross unrecognized tax benefits related to continuing operations totaled $992 million ($933 million, net of the impact of $179 million of indirect tax benefits offset by $120 million associated with potential interest and penalties). As of December 31, 2015, gross unrecognized tax benefits related to both continuing and discontinued operations totaled $990 million ($905 million, net of the impact of $233 million of indirect tax benefits offset by $148 million associated with potential interest and penalties). The Company recognized approximately $47 million, $39 million and $44 million in potential interest and penalties related to both continuing and discontinued operations associated with uncertain tax positions during 2016, 2015 and 2014, respectively. To the extent unrecognized tax benefits (including interest and penalties) are not assessed with respect to uncertain tax positions, approximately $933 million would be reduced and reflected as a reduction of the overall income tax provision in future periods. Unrecognized tax benefits and associated accrued interest and penalties are included in taxes, income and other accrued expenses as detailed in Note 8.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding amounts accrued for potential interest and penalties related to both continuing and discontinued operations, is as follows ($ in millions):

	2016	2015	2014
Unrecognized tax benefits, beginning of year	$990.2	$728.5	$689.0
Additions based on tax positions related to the current year	80.0	73.3	91.5
Additions for tax positions of prior years	154.3	135.3	172.5
Reductions for tax positions of prior years	(7.0)	(10.0)	(43.7)
Acquisitions, divestitures and other	(41.5)	140.6	36.6
Lapse of statute of limitations	(124.0)	(26.3)	(36.3)
Settlements	(45.3)	(18.9)	(149.7)
Effect of foreign currency translation	(14.5)	(32.3)	(31.4)
Unrecognized tax benefits, end of year	$992.2	$990.2	$728.5

The Company conducts business globally, and files numerous consolidated and separate income tax returns in the United States federal, state and foreign jurisdictions. The countries in which the Company has a material presence that have significantly lower statutory tax rates than the United States include China, Denmark, Germany, Singapore, Switzerland and the United Kingdom. The Company’s ability to obtain a tax benefit from lower statutory tax rates outside of the United States depends on its levels of taxable income in these foreign countries and the amount of foreign earnings which are indefinitely reinvested in those countries. The Company believes that a change in the statutory tax rate of any individual foreign country would not have a material effect on the Company’s consolidated financial statements given the geographic dispersion of the Company’s taxable income.
The Company and its subsidiaries are routinely examined by various domestic and international taxing authorities. The Internal Revenue Service (“IRS”) has completed substantially all of the examinations of the Company’s federal income tax returns through 2010 and is currently examining certain of the Company’s federal income tax returns for 2011 through 2013. In addition, the Company has subsidiaries in Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Hong Kong, India, Italy, Japan, Singapore, Sweden, Switzerland, the United Kingdom and various other countries, states and provinces that are currently under audit for years ranging from 2004 through 2015.
Tax authorities in Denmark have raised significant issues related to interest accrued by certain of the Company’s subsidiaries. On December 10, 2013, the Company received assessments from the Danish tax authority (“SKAT”) totaling approximately DKK 1.4 billion (approximately $195 million based on exchange rates as of December 31, 2016) including interest through December 31, 2016, imposing withholding tax relating to interest accrued in Denmark on borrowings from certain of the Company’s subsidiaries for the years 2004-2009. The Company is currently in discussions with SKAT and anticipates receiving an assessment for years 2010-2012 totaling approximately DKK 814 million (approximately $115 million based on exchange rates as of December 31, 2016). Management believes the positions the Company has taken in Denmark are in accordance with the relevant tax laws and is vigorously defending its positions. The Company appealed these assessments with the National Tax Tribunal in 2014 and intends on pursuing this matter through the European Court of Justice should this appeal be unsuccessful. The ultimate resolution of this matter is uncertain, could take many years, and could result in a material adverse impact to the Company’s financial statements, including its effective tax rate.
As previously disclosed, German tax authorities had raised issues related to the deductibility and taxability of interest accrued by certain of the Company’s subsidiaries. In the fourth quarter of 2014, the Company entered into a settlement agreement with the German tax authorities to resolve these open matters through 2014. The Company recorded €49 million (approximately $60 million based on exchange rates as of December 31, 2014) of expense for taxes and interest related to this settlement during the fourth quarter of 2014.
Management estimates that it is reasonably possible that the amount of unrecognized tax benefits related to continuing operations may be reduced by approximately $250 million within 12 months as a result of resolution of worldwide tax matters, payments of tax audit settlements and/or statute expirations.
The Company operates in various non-U.S. jurisdictions where income tax incentives and rulings have been granted for specific periods of time. In Switzerland, the Company has various tax rulings and tax holiday arrangements which reduce the overall effective tax rate of the Company. The tax holidays expire between 2018 and 2020. In Singapore, the Company operates under various tax incentive agreements that provide for reduced tax rates. Subject to the Company satisfying certain requirements, the agreements expire in the years 2019 and 2022.  The Company has satisfied the conditions enumerated in these agreements to date. Included in the consolidated financial statements are tax benefits of $61 million, $33 million, and $16 million (or $0.09, $0.05 and $0.02 per diluted share) for 2016, 2015, and 2014, respectively, from these rulings and tax holidays.
As of December 31, 2016, the Company held $648 million of cash and cash equivalents outside of the United States. While repatriation of some cash held outside the United States may be restricted by local laws, most of the Company’s foreign cash balances could be repatriated to the United States but, under current law, could be subject to U.S. federal income taxes, less applicable foreign tax credits. For most of its foreign subsidiaries, the Company makes an election regarding the amount of earnings intended for indefinite reinvestment, with the balance available to be repatriated to the United States. A deferred tax liability has been accrued for the funds that are available to be repatriated to the United States. No provisions for U.S. income taxes have been made with respect to earnings that are planned to be reinvested indefinitely outside the United States, and the amount of U.S. income taxes that may be applicable to such earnings is not readily determinable given the various tax planning alternatives the Company could employ if it repatriated these earnings. The cash that the Company’s foreign subsidiaries hold for indefinite reinvestment is generally used to finance foreign operations and investments, including acquisitions. As of December 31, 2016, the total amount of earnings planned to be reinvested indefinitely and the basis difference in investments outside of the United States for which deferred taxes have not been provided was approximately $23.0 billion.